U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K


     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                               December 26, 2006



                           Commission File No. 0-32893
                           CAL-BAY INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

               NEVADA                                   26-0021800
    (State or other jurisdiction of          (IRS Employer Identification No.)
   incorporation  or  organization)


              2111 Palomar Airport Road, Suite 100, Carlsbad, CA 92011
                    (Address of principal executive offices)

                                 (760) 930-0100
                           (Issuer's telephone number)


    (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01 Completion of Acquisition or Disposition of Assets

In an exchange agreement in December 2006, Cal-Bay International and its wholly owned subsidiary COBS Homes, Ltd. reached an agreement whereby Cal Bay International released COBS Homes Ltd. as its wholly owned subsidiary

Under the mutually beneficial exchange agreement, Cal-Bay International and COBS Homes will operate as exclusive entities.

Cal Bay will release details of the exchange agreement in a subsequent report.

Cal-Bay International will utilize Cal-Bay Construction for the company's development projects.


Item 9.01 Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired

              Not Applicable

          (b) Pro Forma Financial Information

              Not Applicable

          (c) Exhibits.

              The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
-------           -----------

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                              Cal Bay International, Inc.
                                               (Registrant)


Date:   December 26, 2006                         By: /s/ Roger E Pawson
                                                   -------------------------
                                                   Roger E Pawson,
                                                   Chief Executive Officer